 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2014 (September 29, 2014)

Date of Report (Date of earliest event reported)

AMERICAN CANNABIS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26108	94-2901715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3457 Ringsby Court, Unit 111, Denver, Colorado 80216-4900

 (Address of principal executive offices)  (Zip Code)

(720) 466-3789

Registrant’s telephone number, including area code

 BRAZIL INTERACTIVE MEDIA, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of American Cannabis Company, Inc. (formerly named Brazil Interactive Media, Inc.), a Delaware Corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s press releases contain statements relating to future results, plans, assumptions, assessments and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Unless otherwise provided in this Current Report, all references to “we,” “us,” “Company,” “our,” “Brazil Interactive Media, Inc.,” “American Cannabis Company, Inc.”, or the “Registrant” refer to the parent entity, American Cannabis Company, Inc. Unless otherwise indicated in this Current Report, all references to the Company’s board of directors shall refer to the board of directors of American Cannabis Company, Inc., which was appointed in conjunction with the Merger Agreement (as hereinafter defined).

Item 1.01

Entry into a Material Definitive Agreement

On May 15, 2014, the Company entered into an Agreement and Plan of Merger, by and among the Company, Cannamerica, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Merger Sub”), and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc. (“ACC”), a Colorado corporation (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub was merged with and into ACC through a reverse triangular merger transaction (the “Merger”) upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the Delaware General Corporation Law (“DGCL”) and the Colorado Business Corporation Act (“CBCA”). Prior to entering into the Merger Agreement, there was no relationship between the Company or its affiliates and ACC, other than in respect of the Merger Agreement and the transactions contemplated thereby.

On May 16, 2014, the Company entered into a Separation and Exchange Agreement (the “Separation Agreement”), between the Company, BIMI, Inc. (“BIMI”), a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC (“Holdings”), a Delaware limited liability company and the majority stockholder of the Company, pursuant to which the Company distributed all shares of common stock of BIMI held by the Company in exchange for all of our common stock held by Holdings, thereby effecting a complete divestiture of BIMI.

The Merger Agreement, Separation Agreement and subsequent events are discussed in more detail in Item 2.01 below, which information is hereby incorporated by reference into this Item 1.01.

The summaries of the Merger Agreement and Separation Agreement, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement and Separation Agreement, which are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and incorporated herein by reference. Additional information and disclosures concerning the Merger Agreement and Separation Agreement can be found in the Company’s Information Statement on Schedule 14C filed with the SEC on September 9, 2014 (the “Schedule 14C”) and the Company’s Information Statement on Schedule 14f-1 filed with the SEC on September 10, 2014 (the “Schedule 14f-1”).

DEFINE

Item 2.01

Completion of Acquisition or Disposition of Assets

On September 29, 2014 (the “Effective Date”), all of the transactions contemplated by the Merger Agreement and Separation Agreement were complete, and the Merger became effective upon the filing of certificates of merger with the Secretary of State of the States of Delaware and Colorado, in such form as required by, and executed in accordance with the relevant provisions of the DGCL and the CBCA. Copies of the certificates of merger are filed as Exhibit 3.1 and Exhibit 3.2 hereto, and are hereby incorporated by reference into this Item 2.01.

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.00001 par value per share, and 5,000,000 shares of blank check preferred stock, par value $0.01 per share. Prior to the consummation of the transactions contemplated by the Merger Agreement and Separation Agreement, there were 45,279,114 shares of our common stock issued and outstanding.

As of the date of the Separation Agreement, Holdings held 35,000,000 shares of our common stock, which represented approximately 77.30% of all issued and outstanding shares. Pursuant to the Separation Agreement, the Company distributed all 1,000,000 shares of common stock, par value $0.0001 per share, of BIMI held by the Company, which constituted all of the issued and outstanding shares of BIMI, in exchange for all 35,000,000 shares of our common stock held by Holdings. On May 21, 2015 (the “Separation Exchange Date”), the Company returned all 35,000,000 shares of our common stock received from Holdings into treasury.

Pursuant to the Separation Agreement and as of the Separation Exchange Date, the Company and BIMI each retained all assets and liabilities in its respective name, and each took any and all actions necessary so that (i) the Company owns or remains liable for all existing Company assets and liabilities and (ii) BIMI owns or remains liable for all existing BIMI assets and liabilities, including all assets and liabilities of BIMI’s subsidiaries. Further, all intercompany agreements by and between the Company, or any of its subsidiaries, and BIMI, or any of its subsidiaries, were terminated as of the Separation Exchange Date, except for confidentiality, non-disclosure or release of liability agreements.

As of the date of the Merger Agreement, 10,000 shares of ACC’s common stock, par value $0.001 per share, were issued and outstanding. Pursuant to the terms of the Merger Agreement, each share of ACC’s common stock, was to be exchanged for shares of the common stock of the Company based on a ratio of 3,171.0628 to 1. On May 23, 2014 (the “Merger Issuance Date”), the Company issued 31,710,628 shares of our common stock to ACC’s shareholders, in exchange for all their shares of ACC’s common stock. Pursuant to the terms of the Merger Agreement and as of the Effective Date, each share of the common stock of Merger Sub was converted into and exchanged for one share of common stock of ACC held by the Company, ACC continued as a surviving wholly-owned subsidiary of the Company and Merger Sub ceased to exist.

As of the Effective Date, following the consummation of all of the transactions contemplated by the Merger Agreement and Separation Agreement, there were 40,425,000 shares of our common stock issued and outstanding.

As a result of the Merger Agreement, Corey Hollister was appointed as our Chief Executive Officer, Ellis Smith as our Chief Development Officer, Anthony Baroud as our Chief Technology Officer and Trent Woloveck as our Chief Operating Officer. Jesus Quintero was also reappointed to serve as our Chief Financial Officer. In addition, prior to the Effective Date and as a result of the Merger Agreement, Themistocles Psomiadis and Michael Novielli resigned from our board of directors, and Corey Hollister appointed Ellis Smith and Anthony Baroud to our board of directors to fill the vacancies created by the resignations of Messrs. Psomiadis and Novielli. The change of control and change of directors are both discussed in more detail in Item 5.01 and Item 5.02 below, which information is hereby incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, the Company changed its name from “Brazil Interactive Media, Inc.” to “American Cannabis Company, Inc.” as of the Effective Date. The change of name is discussed in more detail in Item 5.03 below, which information is hereby incorporated by reference into this Item 2.01.

Additional information and disclosures concerning the Merger Agreement, Separation Agreement and the transactions contemplated thereby, including detailed financial, business, operational and management information, can be found in the Company’s Schedule 14C and Schedule 14f-1.

ACC’s financial statements and pro forma information can be found in Item 9.01 below, which is incorporated by reference into this Item 2.01.

Item 5.01

Changes in Control of Registrant

Pursuant to the Merger Agreement, Corey Hollister was appointed to our board of directors, and effective with the Merger Agreement, Corey Hollister was appointed to serve as our Chief Executive Officer.

On June 6, 2014, our board of directors appointed Ellis Smith to serve as our Chief Development Officer, Anthony Baroud as our Chief Technology Officer and Trent Woloveck as our Chief Operating Officer. Jesus Quintero was also reappointed to serve as our Chief Financial Officer on June 6, 2014.

On September 22, 2014 and as a result of the Merger Agreement, Themistocles Psomiadis and Michael Novielli resigned from our board of directors, and Corey Hollister appointed Ellis Smith and Anthony Baroud to our board of directors to fill the vacancies created by the resignations of Messrs. Psomiadis and Novielli.

As a result of the Merger Agreement, among ACC’s former shareholders, Corey Hollister and Ellis Smith each beneficially own approximately 31.38% of our issued and outstanding common stock, and Anthony Baroud beneficially owns approximately 11.77% of our issued and outstanding common stock as of the Effective Date. Collectively, all of ACC’s former shareholders exercise control over (i) approximately 78% of our issued and outstanding common stock, and (ii) approximately 70% of common stock on a fully-diluted basis. Because of the change to our executive officers, the change in composition of our board of directors and the issuance of securities pursuant by the Merger Agreement, there has been a change of control of the Company as a result of the Merger Agreement.

On September 10, 2014, the Company filed with the SEC and transmitted to our stockholders of record the Schedule 14F-1, disclosing the anticipated change in control.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

In connection with the Merger Agreement, on April 30, 2014 Alan T. Hawkins resigned as our General Counsel and Secretary, and on May 2, 2014 Themistocles Psomiadis resigned as our Chief Executive Officer. Pursuant to the Merger Agreement, Corey Hollister was appointed to serve as our Chief Executive Officer. On June 6, 2014, our board of directors appointed Ellis Smith to serve as our Chief Development Officer, Anthony Baroud as our Chief Technology Officer and Trent Woloveck as our Chief Operating Officer. Jesus Quintero was also reappointed to serve as our Chief Financial Officer on June 6, 2014.

On April 30, 2014, Corey Hollister was appointed to our board of directors by a majority of our shareholders and by all of the members of our board of directors. In connection with the Merger Agreement, on September 22, 2014, Michael Novielli and Themistocles Psomiadis resigned from their positions as members of our board of directors. The resignations were not for cause or due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Also on September 22, 2014, our board of directors appointed Ellis Smith and Anthony Baroud to serve as members of the board of directors, to fill the vacancies created by the resignations of Messrs. Novielli and Psomiadis.

On September 10, 2014, the Company filed with the SEC and transmitted the Schedule 14f-1 to our stockholders of record, which included the biographical information for Messrs. Hollister, Smith, Baroud and Quintero set forth below. The resignations of Messrs. Novielli and Psomiadis as directors of the Company, and the election of Messrs. Smith and Baroud as directors of the Company, became effective no less than 10 days after we filed the Schedule 14F-1.

Pursuant to the Merger Agreement, the following individuals serve as our executive officers and members of our board of directors:

Name	Age	Position
Corey Hollister	39	Chief Executive Officer, Director
Ellis Smith	37	Chief Development Officer, Director
Anthony Baroud	52	Chief Technology Officer, Director
Jesus Quintero	52	Chief Financial Officer
Trent Woloveck	29	Chief Operating Officer

The business experience of each such person is set forth below.

Corey Hollister. Since May 2014 to the present, Corey Hollister has served as our Chief Executive Officer and as a director. In March 2013, Mr. Hollister co-founded ACC, and from March 2013 to May 2014, Mr. Hollister served as a Managing Director of ACC. From September 2009 to July 2013, Mr. Hollister co-owned and was director of Colorado Kind Care LLC d/b/a The Village Green Society, a Colorado-based Medical Marijuana Center. From September 2009 to June 2010, Mr. Hollister served as the Director of Operations of Colorado Kind Care LLC, where he oversaw all aspects of operations, including legal, accounting, regulatory compliance, seed-to-sale tracking, security, staff management and production. From October 2007 to September 2009, Mr. Hollister owned and operated Built-to-Last Fitness, a private health and wellness company focused on exercise and nutritional guidance for individuals, companies and schools. Prior to this, Mr. Hollister was based in Boston, MA and worked in marketing and advertising. Our board of directors believes Mr. Hollister’s qualifications to serve as an executive of the Company and as a member of our board of directors include his past success in founding and operating businesses, his leadership and corporate management experience, and his unique experience in Colorado and across the country advising clients in emerging medical cannabis markets.

Ellis Smith. Since June 2014, Ellis Smith has served as our Chief Development Officer, and since September 2014 as a director. In March 2013, Mr. Smith co-founded ACC, and from March 2013 to May 2014, Mr. Smith served as a Managing Director of ACC. From September 2010 to July 2013, Mr. Smith co-owned Colorado Kind Care LLC d/b/a The Village Green Society, a Colorado-based Medical Marijuana Center, where he was responsible for managing the operations and protocols supporting the growth and production of medical marijuana. From 2008 to 2010, Mr. Smith founded and operated The Happy Camper Organics Inc., a medical marijuana company focused on the growth of wholesale cannabis for sale to medical marijuana businesses. From 2005 to 2010, Mr. Smith founded and operated Bluebird Productions, a video production company. Mr. Smith has been published and recognized for his horticultural experience and organic gardening in the cannabis industry, and he is known for assisting in identifying the Hemp Russet Mite and working with SKUNK magazine to educate the industry. Our board of directors believes Mr. Smith’s qualifications to serve as an executive of the Company and as a member of our board of directors include his past success in founding and operating businesses, his unique experience in horticultural and organic gardening, and his recognized qualifications in the emerging medical cannabis markets.

Anthony Baroud. Since June 2014, Anthony Baroud has served as our Chief Technology Officer, and since September 2014 as a director. In August 2005, Mr. Baroud founded Baroud Development Group, LLC, an umbrella organization of construction and real estate development companies serving the Illinois market, where he directed the operations of all its companies. Mr. Baroud has also founded and served as an equity partner of several businesses focused on the provision of renewable energy solutions, and is a member of the Chicago Sustainable Business Alliance. Our board of directors believes Mr. Baroud’s qualifications to serve as an executive of the Company and as a member of our board of directors include his past success as an entrepreneur, and in the areas of product development, applied technology and operations.

Jesus Quintero, CPA - From January, 2013 to the present, Jesus Quintero has served as our Chief Financial Officer. From 2011 to the present, Mr. Quintero has served as a financial consultant to several multi-million dollar businesses in South Florida. He has extensive experience in public company reporting and SEC/SOX compliance, and held senior finance positions with Avnet, Inc. (NYSE:AVT), Latin Node, Inc., Globetel Communications Corp. (AMEX:GTE) and Telefonica of Spain. His prior experience also includes tenure with PriceWaterhouse and Deloitte & Touche. Mr. Quintero earned a B.S. in Accounting from St. John’s University and is a certified public accountant. He is fluent in English and Spanish, and conversant in Brazilian Portuguese. Our board of directors believes Mr. Quintero’s qualifications to continue to serve as an executive of the Company include his extensive experience as a financial consultant and with public company reporting.

Trent Woloveck. Since June 2014, Trent Woloveck has served as our Chief Operating Officer. Mr. Woloveck's finance and sales background working for a Fortune 50 healthcare company has allowed him to transition best practices in both distribution and business operations to the growing marijuana industry. Coupling four years of healthcare experience with two years of business risk consulting around IPO and SOX compliance, Mr. Woloveck has a strong foundation of finance, operations, information technology and sales. Mr. Woloveck’s business acumen and diverse view of end-to-end business processes has enabled him to effectively consult businesses toward efficient and effective operations. Mr. Woloveck’s corporate background and industry knowledge of managing a dispensary allows him to maintain an enterprise perspective, helping move the business towards a well-defined strategic vision. Our board of directors believes Mr. Woloveck’s qualifications to serve as an executive of the Company include his success and understanding of the corporate structure, and knowledge of the equity markets.

Prior to the Merger, on April 29, 2014 ACC entered into an Executive Employment Agreement with each of Corey Hollister and Ellis Smith (the “Employment Agreements”) to serve as the Chief Executive Officer and Chief Development Officer of ACC, respectively. The Employment Agreements both provide that the executive will serve for an initial term of five (5) years, with automatic annual renewals of one (1) year following the initial term, subject to other customary termination and notice provisions. Pursuant to the Employment Agreements, both Corey Hollister and Ellis Smith will receive an annual base salary of seventy-five thousand dollars ($75,000) with an incentive bonus equal to five percent (5%) of annual income if net annual income of ACC exceeds one million dollars ($1,000,000). The foregoing summary of the Employment Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Executive Employment Agreement of Corey Hollister and Ellis Smith, which are each filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporates herein by reference.

The Company’s officers and directors have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, there are no family relationships among our directors and officers pursuant to Item 404(d) of Regulation S-K, and the Company has not entered into or adopted a material compensatory plan to which its principal executive officers participate or are a party.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, the Company filed a Certificate of Amendment to amend its Articles of Incorporation in order to change its name from Brazil Interactive Media, Inc. to American Cannabis Company, Inc. as of the Effective Date. A copy of the Certificate of Amendment is filed as Exhibit 3.3 hereto, and is hereby incorporated by reference into this Item 5.03.

The amendment to the Company’s Articles of Incorporation was previously disclosed in the Company’s Schedule 14C.

Item 9.01

Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of ACC of December 31, 2013, and the notes to the audited financial statements, are filed as Exhibit 99.1 hereto, and are hereby incorporated by reference into this item 9.01.

The unaudited financial statement of ACC as of June 30, 2014 and 2013, and the notes to the unaudited financial statements, are filed as Exhibit 99.2 hereto, and are hereby incorporated by reference into this item 9.01.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of June 30, 2014, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are filed as Exhibit 99.3 hereto, and are hereby incorporated by reference into this item 9.01.

The financial statements of ACC and the pro forma financial information filed herewith as Exhibits 99.1, 99.2 and 99.3 were previously filed with the SEC as Exhibits E, F and G to the Company’s Schedule 14C.

Exhibits

The documents set forth below are filed herewith.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc., and Hollister & Blacksmith, Inc.
2.2	Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc., and Brazil Investment Holding, LLC.
3.1	State of Delaware Certificate of Merger of Domestic Corporation Into Foreign Corporation, for Cannamerica Corp. and Hollister & Blacksmith Inc., effective as of September 29, 2014.
3.2	State of Colorado Statement of Merger, for Cannamerica Corp. and Hollister & Blacksmith Inc., effective as of September 29, 2014.
3.3	Certificate of Amendment of the Restated Certificate of Incorporation of Brazil Interactive Media, Inc., effective as of September 29, 2014.
10.1	Executive Employment Agreement between Hollister & Blacksmith, Inc. and Corey Hollister, dated April 29, 2014.
10.2	Executive Employment Agreement between Hollister & Blacksmith, Inc. and Ellis Smith, dated April 29, 2014.
99.1	Audited Financial Statements of Hollister & Blacksmith Inc. for the Year-Ended December 31, 2013, and related notes.
99.2	Unaudited Financial Statements of Hollister & Blacksmith Inc. for the Six Months Ended June 30, 2014 and 2013, and related notes.
99.3	Pro Forma Financial Statements for the Company and Hollister & Blacksmith Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Cannabis Company, Inc.

Date: October 3, 2014	By:	/s/ Corey Hollister
Corey Hollister
Chief Executive Officer